Bank Debt, textuals (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Debt Instrument, Description of Variable Rate Basis	loans and credit facilities generally bear interest at LIBOR plus a margin, except for the Maxdeka, Shikoku, Maxenteka and Maxeikositria loan facilities, under which a portion of the principal amounts bear interest at the Commercial Interest Reference Rate published by the Organization for Economic Co-operation and Development applicable on the date of signing of the relevant loan agreements
Long-term Debt, Fair Value	$ 620,405
Debt Instrument, Frequency of Periodic Payment	loans and credit facilities are generally repayable in semi-annual installments and a balloon payment at maturity except for the Maxdeka, Shikoku, Maxenteka and Maxeikositria loan facilities, which are repayable in semi-annual installments
Line of Credit Facility, Remaining Borrowing Capacity	$ 8,077